UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 4, 2017

CALGON CARBON CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-10776	25-0530110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 GSK Drive, Moon Township, PA	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 787-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 ⃞ Emerging growth company

 ⃞ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

On May 9, 2017, Calgon Carbon Corporation issued a Press Release announcing its results for the first fiscal quarter ended March 31, 2017 and certain other information that is furnished as Exhibit 99.1 hereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 4, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 50,755,520 shares of the Company’s common stock were entitled to vote as of March 10, 2017, the record date for the Annual Meeting.  There were 47,429,680 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on five proposals.  Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting, and the final voting results of each such proposal.

Proposal 1 – Election of Directors

The stockholders elected three Directors. The results of the vote were as follows:

Director	For	Withheld	Broker Non-Votes
Randall S. Dearth (Class of 2020)	40,201,202	3,647,670	3,580,808
John J. Paro (Class of 2020)	42,377,555	1,471,317	3,580,808
Timothy G. Rupert (Class of 2020)	43,059,108	789,764	3,580,808

Proposal 2 – Advisory Vote on Executive Compensation

The stockholders voted to approve, on an advisory basis, the compensation of our named executive officers.  The results of the vote were as follows:

For	Against	Abstained	Broker Non-Vote
40,907,222	2,867,652	73,998	3,580,808

Proposal 3 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The stockholders voted to approve, on an advisory basis, an advisory vote on executive compensation that occurs every year.  The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
34,363,199	46,568	9,390,654	48,451	3,580,808

Proposal 4 – Ratification of Appointment of the Independent Registered Public Accounting Firm for 2016

The stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2017.  The results of the vote were as follows:

For	Against	Abstained	Broker Non-Vote
44,753,358	2,513,595	162,727	0

Proposal 5 – Approval of Seconded Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan

The stockholders voted to approve the Second Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan.  The results of the vote were as follows:

For	Against	Abstained	Broker Non-Vote
38,720,219	2,814,520	2,314,133	3,580,808

Item 7.01 Regulation FD Disclosure

On May 9, 2017, the Company will host a conference call and simultaneous presentation to investors to discuss the results for the first fiscal quarter ended March 31, 2017.  A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The presentation slides are posted on the Company’s website at www.calgoncarbon.com in the “presentations” category under the investor tab.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The  following Exhibits 99.1 and 99.2 are being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 9, 2017

99.2	Calgon Carbon Corporation Investor Presentation to be made on May 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION
(Registrant)

Date: May 9, 2017	/s/ Chad Whalen
(Signature)
Chad Whalen
Senior Vice President, General Counsel and Secretary